Other operating income	12 Months Ended
Dec. 31, 2019
Analysis of income and expense [abstract]
Other operating income	Other operating income
Other operating income totaled €825 million in 2019, versus €484 million in 2018 and €237 million in 2017.
Other operating income includes (i) gains from disposals relating to ongoing operations, including in particular disposals of intangible rights, amounting to €296 million in 2019 (versus €326 million in 2018 and €90 million in 2017); and (ii) income from Sanofi’s pharmaceutical partners, amounting to €103 million in 2019 (including €82 million from Regeneron, see Note D.26. below), compared with €32 million in 2018 and €7 million in 2017. This line item also includes (i) for 2019, the favorable impact of top-up pension plan amendments following the application of the Pacte law in France; (ii) for 2018, a gain of €112 million related to a data transfer agreement; and (iii) for 2017, payments received on an out-of-court settlement of litigation.